Exhibit 99.1

Dragoneer Growth Opportunities Corp. III Provides Update on Periodic Reporting

San Francisco, June 4, 2021— As previously disclosed in the Form 12b-25 filed on May 18, 2021 by Dragoneer Growth Opportunities Corp. III (Nasdaq: DGNU) (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”), the Company is reevaluating the accounting treatment of the Company’s private placement warrants (the “Warrants”) and of the forward purchase agreement between the Company and Dragoneer Funding III LLC (the “Forward Purchase Agreement”), in light of the SEC’s recently issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). This Staff Statement issued on April 12, 2021 informed market participants that warrants issued by SPACs and former SPACs may need to be reclassified as liabilities with non-cash fair value adjustments recorded in earnings at each reporting period.

The Company is working diligently with its auditors in order to determine the appropriate treatment of the Warrants and of the Forward Purchase Agreement in accordance with the Staff Statement.

Given the time and focus dedicated to the process for determining the appropriate treatment of the Warrants and of the Forward Purchase Agreement, the Company requires additional time to complete its customary quarterly review and reporting process and the filing of its Form 10-Q for the first quarter ended March 31, 2021 (the “Form 10-Q”) and was unable to file the Form 10-Q by the May 17, 2021 deadline. As a result, the Company received a Notification of Deficiency by the Listing Qualifications Department at Nasdaq on May 28, 2021 indicating that it is in violation of Nasdaq Listing Rule 5250(c)(1). The Form 10-Q will be filed as soon as is practicable.

About Dragoneer Growth Opportunities Corp. III

Dragoneer Growth Opportunities Corp. III is a blank check company formed by an affiliate of Dragoneer Investment Group, LLC (“Dragoneer”). Dragoneer is a San Francisco-based, growth-oriented investment firm with over $17 billion in long-duration capital from many of the world’s leading endowments, foundations, sovereign wealth funds, and family offices. The firm has a history of partnering with management teams growing exceptional companies characterized by sustainable differentiation and superior economic models. The firm’s track record includes public and private investments across industries and geographies, with a particular focus on technology-enabled businesses.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Meghan Gavigan / Nate Johnson

Sard Verbinnen & Co

(415) 618-8750